UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Menachem Begin Street, Gama Building 5th floor, Ramat Gan, Israel	52681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  972-077-202-5444

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 9, 2010, we issued a press release containing a letter to company stockholders from Mr. Asi Shalgi, the Chief Executive Officer of Global Energy Inc.

For further information, please see the attached news release dated November 9, 2010.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated November 9, 2010.

About Global

Global’s mission is to commercialize innovative technologies which produce energy from waste and other renewable sources, while contributing to a cleaner environment.  Global is making use of efficient and environmentally friendly developed and patented systems.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Global or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Statements that are not historical fact are forward-looking statements.  Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” “proposed” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions.  These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws.  Global cautions investors that any forward-looking statements made by Global are not guarantees or indicative of future performance.  Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Global, include, but are not limited to, unanticipated problems and delays in engineering and construction, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2007, and in subsequent securities filings by Global.

Although Global believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements.  Global’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Global does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

By:	/s/ Asi Shalgi
Asi Shalgi
President and Chief Executive Officer

Date: November 9, 2010